UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                                February 4, 2002
                   Date of Report (Date of earliest reported)



                                  XXIS, Corp.
             (Exact name of registrant as specified in its chapter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                   001-15407
                            (Commission File Number)

                                   223622272
                       (IRS Employer Identification No.)

                     601 Jefferson Davis Highway, Suite 201
                            Fredericksburg, VA 22401
               (Address of principal executive offices)(Zip Code)

                                 (540) 361-7870
              (Registrant's telephone number, including area code)


           __________________________________________________________
         (Former name or former address, if changed since last report)







Item 1.  Changes in Control of Registrant.

Item 2.  Acquisition or Disposition of Assets.

Effective September , 2001 Streamedia Communications, Inc. (Streamedia) acquired HOA Networks, Corp. (HOAN)and its subsidiaries Atlanta Skyline,Inc., World Skyline,Inc., AMC Global Communications, Inc. and AMC Jacksonville.

The merger was a stock-for-stock exchange. As such, both companies intend the transaction to be accounted for as a tax-free re-organization and of interests. HOAN acquired all of Streamedia's assets, including its web hosting and streaming contracts and equipment, DSL contracts and equipment, and its internet and information technology consulting business. As consideration, Streamedia gave HOAN 90% of its share in exchange for all issued and outstanding stock of HOAN. This agreement was the product of an arms length negotiation with HOA Networks Management and Consultants. There were no material relationships between Streamedia and HOA Networks prior to the acquisition. Following the acquisition, HOAN intends to continue to use the assets of Streamedia for the same purpose to which they previously were devoted.


Item 3.  Bankruptcy or Receivership.

Item 4.  Changes in Registrant's Certifying Accountant.

Item 5.  Other Events and Regulation FD Disclosure.

Item 6.  Resignations of Registrant's Directors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                             XXIS CORP.
                             (Formally Streamedia Communications, Inc.)
                                PROFORMA CONSOLIDATED BALANCE SHEET
                                         SEPTEMBER 30, 2001
                                   (a)
                    XXIS CORP.     AMC         (a)                Consolidated
                   (formally       Global       World               XXIS CORP
                  Streamedia)   Communications  Skyline,             formally
                                    Inc.        Inc.    Adjustments  Streamedia)
Assets
Current assets
Cash and cash
equivalents         $0          $44,012         $(1,729)                 $42,283

Accounts receivable
net allowance for
bad debts            0           422,039          245,885                667,924

Prepaid expenses     0             2,801               0                   2,801

Inventory            0          1,308,571          19,700              1,328,271

Current assets       0          1,777,423          263,856             2,041,279

Property and
equipment-net     1,002,777      181,766          1,838,470            3,023,013
Other assets
Client base
agreements                       4,250,000          928,927            5,178,927
Music Library                                                500,000     500,000
Loan receivable
affiliate                         569,583                                569,583
Security deposits                  13,035              942                13,977
Total other assets              4,832,618           929,869  500,000  $6,262,487

Total assets      $1,002,777    $6,791,807       $3,032,195 $500,000 $11,326,779

                   Liabilities and Stockholders Equity
Current liabilities
Accounts payable and $1,044,293  $1,081,356       $208,775            $2,334,424
accrued expenses

Curr. maturities of
capital lease
obligation              31,449                                            31,449

Total current
liabilities          1,075,742    1,081,356        208,775             2,365,873

Long term liabilities
Bank loans payable
-long-term                          799,074        374,207             1,173,281

Capitalized lease
obligations,            54,006                                            54,006
less curr.
Total liabilities    1,129,748    1,880,430         582,982            3,593,160
Stockholders equity
Common Stock authorized
50,000,000 shares,
$0.001 Par value each.
At  Sept. 30, 2001,
there are
266,667  shares
outstanding .              27        2,500         200     (2,460)          267
Additional paid
in capital         13,503,870     4,146,947   2,375,164   1,338,239   21,364,220
Retained earnings
Deficit          (13,630,868)      761,930      73,849    (835,779) (13,630,868)
Total stockholders
equity              (126,971)     4,911,377    2,449,213   500,000     7,733,619
(deficit)
Total liabilities
and
stockholders equity$1,002,777    $6,791,807   $3,032,195  $500,000   $11,326,779

(a) wholly owned subsidiaries of HOA Networks, Corp.







                                        XXIS CORP.
                        (Formally Streamedia Communications, Inc.)
                       PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                    XXIS CORP.     (a)        (a)                   Consolidated
                   (formally       AMC        World                  XXIS CORP.
                   Streamedia)     Global     Skyline,                (formally
                                   Communica     Inc    Adjustments  Streamedia)
                                   tions, Inc.
Revenue              $164,977     $3,636,128   $567,833               $4,368,938

Costs of goods
sold                   65,990      1,084,538   117,232                 1,267,760

Gross profit           98,987      2,551,590    450,601                3,101,178

Operations:
General and
administrative      1,030,033       878,345     231,224                2,139,602
Payroll and
related expenses      399,429      1,389,593    159,490                1,948,512
Product development         0             0           0                        0
Depreciation and      715,344         14,655    196,979                  926,978
amortization
Total expense       2,144,806       2,282,593   587,693                5,015,092


Profit(loss)from   (2,045,819)      268,997    (137,092)             (1,913,914)
operations before
corporate income taxes

Corporate income taxes      0           0            0

Other income and expenses
Interest income, other     235        36,674          0                   36,909
Interest expenses       (3,335)      (25,119)    (2,524)                (30,978)
Total other income
(expense)               (3,100)       11,555     (2,524)                   5,931


Net income (loss)   $(2,048,919)    $280,552   $(139,616)           $(1,907,983)

Net income (loss)  per                                                   $(7.15)
share -basic
Number of shares                                                         266,667
outstanding-basic











                                   XXIS CORP.
                   (Formally Streamedia Communications, Inc.)
               NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001
(1)      GENERAL

On April 11, 2001, the Company signed a Plan and Agreement of Merger ("Merger Agreement") with HOA Networks,Corp., and HOA Acquisition Corp. ("HAC"). The contemplated merger is between HOA Networks,Corp.(HOAN), HOA Acquisition Corp. ("HAC"), and our Company. Pursuant to the terms of the Merger Agreement, HOAN will merge with HAC with HOAN being the surviving company and all of the capital stock of HOAN will be canceled in exchange for stock of the Company. HOAN will be the surviving corporation in such merger and the business of the surviving company will be conducted under the name of Streamedia Communications, Inc. Upon the effective date of the merger, each outstanding share of stock beneficially owned by all shareholders excluding principals of HOAN will be converted into the common stock of the Company on a 9 for 1 share basis. Each outstanding share of common stock beneficially owned by principals will be converted as follows:
100% of HOAN shares will be exchanged for 90% shares of our Company.

The effective date of the Merger was September 30, 2001. Wholly owned subsidiaries of HOAN include AMC Global Communications, Inc. and World Skyline, Inc.

Pursuant to the terms of the agreement, the Company reverse split the number of shares common stock outstanding in a ratio of 300 to 1.


(2) DECEMBER YEAR ENDS

The unaudited proforma consolidated statements of operations include The Company, AMC Global Communications, Inc.,and World Skyline, Inc. The state-ment of operations at September 30, 2001, are for the nine months then ended.


(3) PROFORMA ADJUSTMENTS

The adjustments to the accompanying unaudited consolidated balance sheet are described below:

(A)      Record effect of the reverse split of shares of common stock in a ratio of 300 to 1

(B)      Adjustment to reflect the exchange for 100% shares of HOAN for 90% shares of the Company.(all common stock)

(C) The adjustments to the accompanying unaudited proforma consolid-ated statements of operations and cash flows are described below:
       There are no anticipated adjustments to the statements of operations and cash flows as a result of the merger.







Item 8.  Change in Fiscal Year.

Item 9.  Regulation FD Disclosure.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      XXIS, Corp.
      (Registrant)
      Date: February 7, 2002

      /s/Walter H.C. Drakeford
      Walter H.C. Drakeford, Interim President